Exhibit 10.8

FIRST AMENDMENT TO PURCHASE AND EXCHANGE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND EXCHANGE AGREMEENT (this “Amendment”) is made and entered into as of July [__], 2015 by and among: (i) Chart Acquisition Corp., a Delaware corporation (“Chart”); (ii) Tempus Applied Solutions, LLC, a Delaware limited liability company (“Tempus”); (iii) TAS Financing Sub Inc., a Delaware corporation and wholly owned subsidiary of Tempus (the “Company”); (iv) Tempus Applied Solutions Holdings, Inc., a Delaware corporation (“PubCo”); (v) Chart Financing Sub Inc., a Delaware corporation and a wholly owned subsidiary of Chart (“Chart Financing Sub”, and together with the Company, Chart, Tempus and PubCo, the “Merger Parties”), and (vi) [INVESTOR] (the “Investor”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Purchase Agreement (as defined below).

RECITALS

WHEREAS, the Merger Parties and the Investor have entered into the Purchase and Exchange Agreement, dated as of June 10, 2015 (as amended, including by this Amendment, the “Purchase Agreement”); and

WHEREAS, the parties desire to amend the Purchase Agreement to (i) acknowledge that the Securities will not be registered on the Registration Statement or on any other registration filed with the SEC at or prior to the Closing Time, (ii) provide the Investor with certain registration rights to be granted pursuant to a Registration Rights Agreement to be entered into by PubCo, the Investor and the Other Investors upon the consummation of the Share Purchase, (iii) terminate the requirements relating to the Escrow Agreement contemplated thereunder, (iv) extend the period of time during which the Investor’s consent is required for a Subsequent Issuance (other than Excluded Securities) with a New Issuance Price of $3.00 or less from seven (7) months after the Closing Time to eighteen (18) months after the Closing Time and (v) amend the Series B-1 Warrant to extend the expiration date of the warrant from fifteen (15) months after the Closing Time to twenty-one (21) months after the Closing Time.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the Merger Parties and the Investor hereby agree as follows:

1.            Acknowledgement of Unregistered Securities. The Investor hereby acknowledges that the Securities issued to the Investor pursuant to the Business Combination in exchange for the Company Preferred Shares will not be issued pursuant to the Registration Statement or registered under the 1933 Act pursuant to the Registration Statement or any other registration statement filed with the SEC as of the Closing Time, and hereby waives any requirements under the Purchase Agreement or any other Exchange Document that PubCo deliver Securities registered under the 1933 Act to the Investor pursuant to the Business Combination in exchange for the Company Preferred Shares. Without limiting the foregoing, the Merger Parties and the Investor hereby agree to amend the Purchase Agreement as follows:

(a)                Section 1(d) of the Purchase Agreement is hereby amended to add the following new subclause (ix): “PubCo, the Investor and the Other Investors shall have entered into a Registration Rights Agreement in form and substance acceptable to the Investor (the “New Investor Registration Rights Agreement”).”

(b)               Section 2 of the Purchase Agreement is hereby amended to delete the phrase “and the Registration Statement” in the lead-in of such Section.

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(c)                Section 2(b) of the Purchase Agreement is hereby amended to the delete the last sentence thereof and replace it with the following: “Each of the Exchange Securities shall be issued with applicable restrictive legends for unregistered securities.”

(d)               Section 6(d) of the Purchase Agreement is hereby amended to delete the last sentence thereof in its entirety.

(e)                Section 7(f) of the Purchase Agreement is hereby amended to delete the last sentence thereof in its entirety.

2.            Elimination of Escrow Requirements. The parties hereby acknowledge that in lieu of funding the Escrow Account in advance of the closing of the Share Purchase, the Investor will pay the Purchase Price to the Company by wire transfer of immediately available funds to an account designated in writing by the Company, and any requirements in the Purchase Agreement relating to the Escrow Account are hereby waived. Simultaneously with the execution and delivery of this Amendment, the Company, the Investor and the Escrow Agent are entering into that Termination of Escrow Agreement to terminate the Escrow Agreement. Without limiting the foregoing, the Merger Parties and the Investor hereby agree to amend the Purchase Agreement as follows:

(a)               Sections 1(b) and 1(c) of the Purchase Agreement are hereby deleted and replaced with the following: “[Reserved]”.

(b)               Section 1(e) of the Purchase Agreement is hereby amended to delete clause (x) thereof and replace it with the following: “the Investor shall pay the Purchase Price to the Company by wire transfer of immediately available funds to an account designated in writing by the Company”.

(c)               Section 1(g) of the Purchase Agreement is hereby amended to delete the following parenthetical in the last sentence thereof: “(including, without limitation, any obligations of the Investor to fund the Escrow Account)”.

(d)               Each reference to “the Notice Date” or “the Escrow Wire Deadline” in Sections 4 through 9 of the Purchase Agreement are hereby deleted in their entirety.

(e)               The reference to the “Escrow Agreement” in Section 4(b) is hereby deleted.

(f)                Exhibit B to the Purchase Agreement is hereby deleted in its entirety and replaced with the following: “[Reserved]”.

3.            Amendment to Forms of Series A-1 Warrant and Series B-1 Warrant. The Merger Parties and the Investor hereby agree to amend the Purchase Agreement to replace Exhibits E and F of the Purchase Agreement with Exhibits E and F attached hereto.

4.            Extension of Subsequent Issuances Consent Right. The Merger Parties and the Investor hereby agree to amend Section 14 of the Purchase Agreement by replacing the number “seven (7)” in the first line thereof with the number “eighteen (18)”.

5.            Approval of Third Amendment to Merger Agreement. The Investor hereby approves and consents to the amendments to the Merger Agreement contained in the proposed Third Amendment to Agreement and Plan of Merger, a copy of which is attached as Exhibit I hereto (the “Third Amendment to Merger Agreement”).

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6.            Waiver of Receipt of Material Non-Public Information. The Investor acknowledges that notwithstanding Section 10 of the Purchase Agreement, the Investor may have received certain material, non-public information about a Merger Party or its subsidiary or otherwise relating to the Securities received from a Merger Party or its subsidiaries or respective officers, directors, employees or agents. The Investor hereby waives any breach of the Purchase Agreement resulting from such disclosure so long as such material non-public information is publicly disclosed in the Registration Statement, a current report on Form 8-K or other public filing filed with or furnished to the SEC within one Business Day following the Closing Time.

7.            Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Purchase Agreement and the other Exchange Documents to which the Investor is a party shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Purchase Agreement or any other Exchange Document, or any other right, remedy, power or privilege of any party, except as expressly set forth herein. Any reference to the Purchase Agreement in the Purchase Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Purchase Agreement, as amended by this Amendment (or as the Purchase Agreement may be further amended or modified after the date hereof in accordance with the terms thereof). Sections 16(a) through 16(j), 16(l), 16(m) and 16(n) of the Purchase Agreement are hereby incorporated herein by reference and apply to this Amendment as if all references to the “Agreement” contained therein were instead references to this Amendment. Notwithstanding anything to the contrary contained herein, this Amendment shall be conditioned upon, and shall only be effective upon, the Other Investors executing and delivering to the Merger Parties an amendment to the Other Investor Purchase Agreements substantially identical to this Amendment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this First Amendment to Purchase and Exchange Agreement as of the date first above written.

CHART ACQUISITION CORP.

By:
Name: Christopher D. Brady
Title: President

TEMPUS APPLIED SOLUTIONS HOLDINGS, INC.

By:
Name: Christopher D. Brady
Title: President

CHART FINANCING SUB INC.

By:
Name: Christopher D. Brady
Title: President

TAS FINANCING SUB INC.

By:
Name: Benjamin Scott Terry
Title: President

TEMPUS APPLIED SOLUTIONS, LLC

By:
Name: Benjamin Scott Terry
Title: Manager

[INVESTOR]

By:
Name:
Title:

[Signature Page to First Amendment to Purchase and Exchange Agreement]

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